UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2024

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41698	51-0539828
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (978) 874-0591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	TPCS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of TechPrecision Corporation, dated October 15, 2024 (the “Original Form 8-K”). This Form 8-K/A is being filed to correct a typographical error in the date cited in the first sentence of Item 5.08 of the Original Form 8-K, which is corrected by this filing to be “December 19, 2024”. This Form 8-K/A amends and restates in its entirety Item 5.08 of the Original Form 8-K. Other than the correction to that date, the remainder of the Original Form 8-K remains unchanged.

Item 5.08	Shareholder Director Nominations.

On October 9, 2024, the board of directors (the “Board”) of TechPrecision Corporation (the “Company”) set December 19, 2024 as the date of its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at 10:00 a.m. ET via virtual webcast. The Board has fixed November 4, 2024 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

The date of the Annual Meeting will be more than 30 days from the anniversary of the Company’s 2023 Annual Meeting of Stockholders. Accordingly, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must provide written notice to the Company at its corporate offices at the following address: TechPrecision Corporation, 1 Bella Drive, Westminster, MA 01473, Attention: Corporate Secretary, on or before October 24, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and mail its proxy materials. Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must comply with the deadline set forth above as well as all the applicable rules and regulations promulgated by the Securities and Exchange Commission under the Exchange Act.

Additionally, in accordance with the requirements contained in the Company’s Amended and Restated By-laws (the “By-laws”), stockholders of the Company who wish to bring business before the Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal (including all information specified in the Company’s By-laws) is received by the Corporate Secretary of the Company at the address specified above no later than the close of business on October 24, 2024, which is the 10th calendar day following the date of the Company’s public announcement via press release of the date of the Annual Meeting (such date, the “Announcement Date”). Any such proposal must meet the requirements set forth in the Company’s By-laws in order to be brought before the 2024 Annual Meeting.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by October 24, 2024, which is the 10th calendar following the Announcement Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: October 15, 2024	By:	/s/ Richard D. Roomberg
Richard D. Roomberg
Chief Financial Officer